                                                                    Exhibit 99.1


                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is a Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 2002 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of November 2002.

                                       CONSECO FINANCE CORP


                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 2002 to October 31 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of November 2002.


                                       CONSECO FINANCE CORP.


                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-B
TRUST ACCOUNT:           3340207-0
MONTHLY REMITTANCE REPORT:            October, 2002
REMITTANCE DATE:                        11/15/2002

Available Funds                                                               Principal            Interest               Total
---------------                                                               ---------            --------               -----
Scheduled Monthly Payments Collected                                         161,453.43        1,887,510.25        2,048,963.68
Principal Prepayments                                                      8,320,979.58          127,956.55        8,448,936.13
Proceeds on Liquidated Loans                                                       0.00                0.00                0.00
Servicer Reimbursement of Pre-Liquidation Expenses                                 0.00                0.00                0.00
Servicer Reimbursement of Post-Liquidation Expenses                                0.00                0.00                0.00
Servicer Advance for Delinquent Payments                                      20,629.64          346,125.59          366,755.23
Recovery of Prior Month's Servicer Advance                                   -18,188.35         -322,888.80         -341,077.15
10-Day Roll Forward of Principal Collections                                       0.00                0.00                0.00
Recovery of Prior Month's 10-Day Roll Forward                                      0.00                0.00                0.00
Collection Account Earnings                                                        0.00            9,353.52            9,353.52
Class M & B-1 Interest Deficiencies for current Remittance                         0.00                0.00                0.00
Class M & B-1 Interest Deficiencies from prior Remittance                          0.00                0.00                0.00
Amount Withdrawn from Reserve Funds                                                0.00                0.00                0.00
Other Adjustments to Available Funds                                               0.00          116,985.94          116,985.94
                                                                         -------------------------------------------------------
Total Available Funds                                                      8,484,874.30        2,165,043.05       10,649,917.35
                                                                         =======================================================
Fees Payable
------------
Monthly Servicing Fee (0.5% of Pool Scheduled Principal Balance)                                                      91,860.63
Back-up Servicing Fee (0.03% of Pool Scheduled Principal Balance)                                                      5,511.64
Trustee Fee                                                                                                                0.00
Insurance Premium                                                                                                          0.00
Cap Provider Fee (payable May 2002 through October 2004)                                                              24,083.00
                                                                                                           ---------------------
Total Fees                                                                                                           121,455.27
                                                                                                           =====================

Amount Available for Principal and Interest Distribution (see page 2)                                             10,528,462.08
                                                                                                           =====================
Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                                         234,167.71
Principal Prepayments (Payoffs and Curtailments)                                                                   8,338,072.57
Liquidated Loans                                                                                                           0.00
Repurchased / Substituted Contracts                                                                                        0.00
10-Day Principal Roll Forward                                                                                              0.00
Prior Month's 10-Day Roll Forward                                                                                          0.00
                                                                                                           ---------------------
Total Formula Principal Distribution                                                                               8,572,240.28
                                                                                                           =====================

Unpaid Class A Principal Shortfall as of Prior Month                                                                       0.00
Current Month Class M and B Liquidation Loss Distribution                                                                  0.00
Overcollateralization Principal Distribution (begins 05/15/2002)                                                     623,264.94
                                                                                                           ---------------------
Total Additional Principal Distribution and Other Principal Distribution                                             623,264.94
                                                                                                           =====================

Pool Scheduled Principal Balance                                                                                 211,893,266.77
10-Day Adjusted Pool Principal Balance                                                                           211,893,266.77
Certificate Principal Balance (excluding IO Notional Principal Amount)                                           206,354,151.18
Overcollateralization Amount              (Target:) 6,875,000.00                                                   5,539,115.59
Total Outstanding Loan Count                                                                                              2,912

Reserve Funds / Cash Deposits                          Previous Balance        Deposits         Withdrawals      Ending Balance
-----------------------------                          ----------------        --------          ----------      --------------
Prefunded Account                                                  0.00            0.00                0.00                0.00
Undelivered Account                                                0.00            0.00                0.00                0.00
Stage-Funded Reserve Fund                                          0.00            0.00                0.00                0.00
Basis Risk Reserve Fund                                       25,094.98        5,036.65                0.00           30,131.63
Yield Maintenance Reserve Fund                                     0.00            0.00                0.00                0.00

Non-Recoverable Pre-Liquidation Expenses                      Incurred:            0.00        Outstanding:                0.00
Non-Recoverable Post-Liquidation Expenses                     Incurred:            0.00        Outstanding:                0.00

CONSECO FINANCE CORPORATION (SELLER & SERVICER)            Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                   -------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                           Current Date        Following Date
SERIES 2002-B                                              ----------------------------------------------------
TRUST ACCOUNT: 3340207-0                                   Class A          100.00000000%         100.00000000%
MONTHLY REMITTANCE REPORT:  October, 2002                  Class M            0.00000000%           0.00000000%
REMITTANCE DATE:             11/15/2002                    Class B            0.00000000%           0.00000000%
                                                           ----------------------------------------------------
                                                           Total            100.00000000%         100.00000000%
                                                           ----------------------------------------------------

Distributions
-------------

                                       Current     Interest
                          Coupon      Interest     Shortfall    Per $1000     Principal       Per $1000         Ending
Class     CUSIP            Rate        Payment      Payment      Original      Payment         Original         Balance
---------------------------------------------------------------------------------------------------------------------------
A1      20847TBN0        2.03000%     105,844.16      0.00     1.11414905    9,195,505.22     96.79479179    51,354,151.18
A2      20847TBP5        5.31000%     314,175.00      0.00     4.42500000            0.00      0.00000000    71,000,000.00
A3      20847TBQ3        6.87000%     183,915.63      0.00     5.72500016            0.00      0.00000000    32,125,000.00
AIO     20847TBR1        7.25000%     494,812.50      0.00     6.04166667            0.00      0.00000000    81,900,000.00
M1      20847TBS9        3.55000%      53,496.53      0.00     3.05694457            0.00      0.00000000    17,500,000.00
M2      20847TBT7        4.30000%      57,855.90      0.00     3.70277760            0.00      0.00000000    15,625,000.00
B1      20847TBU4        7.05000%      64,502.60      0.00     6.07083294            0.00      0.00000000    10,625,000.00
B2      xxxxxxxxx        8.61852%      58,354.54      0.00     7.18209723            0.00      0.00000000     8,125,000.00
B3I     xxxxxxxxx        N/A                0.00      0.00     N/A                   0.00     N/A            N/A
C       xxxxxxxxx        N/A                0.00      0.00     N/A                   0.00     N/A            N/A
---------------------------------------------------------------------------------------------------------------------------

Totals                              1,332,956.86      0.00                   9,195,505.22                   206,354,151.18
===========================================================================================================================

(table continues below)

                                                         Unpaid        Unpaid
                         Pool           Original        Interest      Principal
Class     CUSIP         Factor            Balance      Shortfall      Shortfall
--------------------------------------------------------------------------------
A1      20847TBN0       0.54057001    95,000,000.00           0.00         0.00
A2      20847TBP5       1.00000000    71,000,000.00           0.00         0.00
A3      20847TBQ3       1.00000000    32,125,000.00           0.00         0.00
AIO     20847TBR1       1.00000000    81,900,000.00           0.00         0.00
M1      20847TBS9       1.00000000    17,500,000.00           0.00         0.00
M2      20847TBT7       1.00000000    15,625,000.00           0.00         0.00
B1      20847TBU4       1.00000000    10,625,000.00           0.00         0.00
B2      xxxxxxxxx       1.00000000     8,125,000.00           0.00         0.00
B3I     xxxxxxxxx       N/A           N/A               872,507.18         0.00
C       xxxxxxxxx       N/A           N/A                     0.00         0.00
--------------------------------------------------------------------------------

Totals                 0.825416605   250,000,000.00     872,507.18         0.00
================================================================================


Delinquency / Default Summary
-----------------------------

                                                                                                    Defaults   180 Day Defualt
Delinquencies             31-60 Days     61-90 Days   90-179 Days          Total      Extensions      Incurred      Inventory
------------------------------------------------------------------------------------------------------------------------------
Number of Loans                   13              4             1             18              94             -1             1
Principal Balance         817,693.95     622,643.81    143,645.00   1,583,982.76    7,596,288.00    (119,866.56)    14,830.12
Percent of Total (#)           0.45%          0.14%         0.03%          0.62%           3.23%         -0.03%         0.03%
Percent of Total ($)           0.39%          0.29%         0.07%          0.75%           3.58%         -0.06%         0.01%
------------------------------------------------------------------------------------------------------------------------------

(table continues below)

                           Foreclosure       REO     Liquidations/   Liquidation
Delinquencies              Inventory     Inventory   Charge-Offs      Losses
--------------------------------------------------------------------------------
Number of Loans                   22          5.00            0            0
Principal Balance       1,754,552.40    785,856.38         0.00         0.00
Percent of Total (#)           0.76%         0.17%        0.00%        0.00%
Percent of Total ($)           0.83%         0.37%        0.00%        0.00%
---------------------------------------------------------------------------------

                                                   ------------------------------
                             Cumulative (#):               1.00        1.00
                             Cumulative ($):          18,448.63   22,731.28
                                                   ------------------------------


Distribution Tests              Step Down Date:      5/15/2005
------------------              ---------------
                                                                   Target              Actual
----------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                            8.24%               1.42%
(Shall not exceed 32% of the Sr. Enhancement %)                     ----                -----

Cumulative Realized Loss Ratio                                                          0.01%
(target not to exceed 4.25% from 5/15/2005 to 4/15/2006,
5.75% from 5/15/2006 to 4/15/2007, 6.50% from 5/15/2007
to 4/15/2008 and 6.75% thereafter)

Class A Principal Balance                                    Less than
                                                             or equal to
                                                                   53.00%              75.93%
----------------------------------------------------------------------------------------------

Servicer Termination Tests
--------------------------
                                                                   Target              Actual
----------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                           10.88%               1.42%
(Shall not exceed 42.25% of the Sr. Enhancement %)                 ------

Cumulative Realized Loss Ratio                                                          0.01%
(target not to exceed 7.25% from 5/15/2005 to 4/15/2006,
8.25% from 5/15/2006 to 4/15/2007, 8.75% from 5/15/2007
to 4/15/2008 and 9.00% thereafter)
----------------------------------------------------------------------------------------------

----------------------------------------
Sr. Enhance %                  25.75952%
----------------------------------------
WAC                            11.97288%
Net WAC Cap                    11.31180%
----------------------------------------
WAM                               307.47
----------------------------------------

U.S. Bank National Association Bondholder Services: 1-800-934-6802                                   page 2